Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
28.	Subsequent Events

Corporate restructuring

On January 30, 2013, the Company completed a corporate restructuring designed to lower operating expenses and improve financial performance. As part of the restructuring, the Company will reduce its worldwide workforce by approximately 5%. The restructuring was undertaken in an effort to combine the Company’s voice and electronic sales teams and as a result of the winding-down of the Company’s correspondent clearing initiative. Employees directly affected by the workforce reduction have received notification and will be provided with severance payments and specified benefits.

In connection with the restructuring, the Company expects that it will incur during the first quarter of 2013 a total estimated pre-tax charge between $9.0 million and $11.0 million (across all its operating segments), broken down as follows:

•	Employee severance and other employee benefit costs between $8.0 million and $10.0 million;

•	Capitalized software writedown of approximately $1.0 million.

Of the above amount, it is expected that cash expenditures will be between $4.0 million and $5.0 million. Although the Company believes that these estimates are appropriate and reasonable based on available information, actual results could differ from these estimates.

The Company expects that there will be additional costs related to the winding-down of its correspondent clearing initiative but such costs cannot be determined at this time.